

OVERTURE
CAPITAL CORPORATION

Overture Re

Investment Highlights

December 2009

Disclaimer

This presentation is for informational purposes only and is not intended to recommend any investment discussed in this presentation and investors should consult their own legal and tax advisors.

All information with respect to industry data has been obtained from sources believed to be reliable and current, but accuracy cannot be guaranteed. The projections contained in this presentation are only estimates of future results that are based on assumptions made by the Company's management at the time such projections were developed. There can be no assurance that the results set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material impact on the reliability of projections. In considering any performance information contained in this presentation, you should bear in mind that past performance is no guarantee of future results, and there can be no assurance that future investments will achieve comparable results or that target returns, if any, will be met.

This presentation is intended for authorized recipients only and must be held strictly confidential. This presentation includes confidential, proprietary and trade secret information of the Company and its affiliates. By accepting this information, each recipient agrees that (i) no portion of this presentation may be reproduced or distributed in any format without the prior express written consent of the Company, (ii) it will not copy, reproduce or distribute this presentation, in whole or in part, to any person or party, and (iii) it will keep permanently confidential all information contained herein that is not already public.

OVERTURE
CAPITAL CORPORATION

Overture statement

Overture has filed a a registration statement, including a proxy statement/prospectus, with the SEC in connection with the proposed business combination. Stockholders and warrantholders and other interested persons are urged to read these documents and any other relevant documents to be filed by Overture with the SEC when they become available because they contain and will contain important information. Such persons can also read Overture's final prospectus dated January 30, 2008, its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC, for a description of the security holdings of Overture's officers and directors and their affiliates and their respective interests in the successful consummation of the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders, as the case may be, as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders, warrantholders and other interested persons will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to Overture in writing at Marc Blazer, President c/o Maples Corporate Services Limited, Ugland House Grand Cayman KY1-1104 Cayman Islands, or by telephone at (646) 736-1376. Free copies of these documents can also be obtained, when available, at the SEC's internet site (http://www.sec.gov).

This presentation does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

OVERTURE
CAPITAL CORPORATION

Forward looking statements

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, but are not limited to, statements regarding the Company's, JNL Bermuda's or their respective management's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about the Company's and JNL Bermuda's:

- ability to complete the Transaction;
- the benefits of the Transaction;
- the impairment of other financial institutions and its effect on our business;
- requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements;
- the fact that the adverse change in mortality, morbidity, lapsation or claims experience; determination of allowances and impairments taken on our investments is highly subjective;
- adverse changes in mortality, morbidity, lapsation or claims experience;
- adverse capital and credit market conditions and their impact on our liquidity, access to capital and cost of capital;
- changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition;
- inadequate risk analysis and underwriting;
- general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets;
- the availability and cost of collateral necessary for regulatory reserves and capital;
- market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities;
- market or economic conditions that adversely affect our ability to make timely sales of investment securities;
- risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes;
- fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets;
- adverse litigation or arbitration results;
- the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business;
- the stability of and actions by governments and economies in the markets in which we operate;
- competitive factors and competitors' responses to our initiatives;
- the success of our clients;
- successful execution of our entry into new markets;
- successful development and introduction of new products and distribution opportunities;
- our ability to successfully integrate and operate reinsurance businesses that JNL Bermuda acquires;
- regulatory action that may be taken by state Departments of Insurance with respect to JNL Bermuda, or any of its subsidiaries;
- our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers and others;
- the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where we or our clients do business;
- changes in laws, regulations, and accounting standards applicable to JNL Bermuda, its subsidiaries, or its business;
- the effect of our status as an holding company and regulatory restrictions on our ability to pay principal of and interest on its debt obligations; and
- other risks and uncertainties described in this document or the Registration Statement on Form S-4 the Company filed with the SEC, including under the caption "Risk Factors" and in our other filings with the SEC.

Forward looking statements

The forward-looking statements contained in this presentation are based on the Company's and Overture Re's current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company or Overture Re will be those that they have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's or Overture Re's control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described under the heading "Risk Factors." Specifically, some factors that could cause actual results to differ include:

- the Company's ability to complete its initial business combination within the specified time limits;
- officers and directors allocating their time to other businesses or potentially having conflicts of interest with the Company's business or in approving the Transaction;
- success in retaining or recruiting, or changes required in, the Company's officers, key employees or directors following the Transaction;
- delisting of the Company's securities from the NYSE Amex following the Transaction;
- the potential liquidity and trading of the Company's public securities;
- the Company's revenues and operating performance;
- changes in overall economic conditions;
- changes in insurance or tax regulations;
- anticipated business development activities of the Company following the Transaction;
- risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and
- other risks referenced from time to time in the Company's filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Neither the Company nor Overture Re undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements included herein attributable to the Company, Overture Re or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

OVERTURE
CAPITAL CORPORATION

Transaction summary

- Overture Acquisition Corp. ("Overture") and Jefferson National Financial ("JNF") enter into strategic partnership to form Bermuda Reinsurer
- JNF's subsidiary, Jefferson National Life Insurance Company ("JNL") to purchase 24.5% of Overture shares in open market purchases, privately negotiated transactions, or private placement
- Overture to reinsure and gain economic interest in $890 million of annuity blocks of JNL
- Transaction consideration of $120 million, comprised of $21.5 million ceding commission and acquisition of $98.5 million of securities

Management's contemplated timeline:

- **December 10, 2009: File S-4 & announce transaction**
- **Early January 2010: Anticipated S-4 declared effective**
- **Week of January 25, 2010: Anticipated shareholder vote on transaction prior to forced liquidation scheduled January 30, 2010**

OVERTURE
CAPITAL CORPORATION

Strong team with extensive operating history

David Smilow	***Chairman, Overture Capital***
Current position:	Chairman, Jefferson National Financial; Chairman and CEO, JNF Asset Management
Prior positions:	Founder, Chairman, CEO and CIO, Telebanc Financial Corporation (1989-1999)
	Associate, Goldman Sachs (1987-1989)
Mitchell H. Caplan	***Vice Chairman & CEO, Overture Capital***
Current position:	Executive Advisor, Jefferson National Financial
Prior positions:	CEO and Director, E*TRADE Financial Corporation (2003-2007)
	President & COO, E*TRADE Financial Corporation (2002-2003)
	Chief Banking Officer, E*TRADE Financial Corporation (2000-2002)
	Vice Chairman, President & CEO, Telebanc Financial Corporation (1990-1999)
	Associate, Sherman & Sterling (1985-1990)
Michael T. Girouard	***Chief Financial Officer & Chief Risk Officer, Overture Capital***
Current position:	Chief Financial Officer, Jefferson National Financial
Prior positions:	Senior Vice President and Head US Equity Capital Markets, HSBC (2002-2005)
	Executive Director, Goldman Sachs (1997-2001)
	Chief Investment Officer, Telebanc Financial Corporation (1990-1997)
Brian Heaphy	***General Counsel, Overture Capital***
Current position:	Director of M&A and Corporate Counsel, Jefferson National Financial
Prior positions:	Associate at Davis Polk and Wardwell (2000-2005)
	Associate at JP Morgan (1994-1996, 1997-1999)

Investment highlights

Historic Industry Opportunity

- Strong global growth in life insurance sector continues, especially in annuities
- Many insurers and reinsurers have impaired balance sheets and require additional capital
- Small to mid-sized life insurers underserved by highly concentrated reinsurance sector
- Current industry dynamics create immediate need and opportunity for new reinsurance entrants
- Reinsurance pipeline can utilize existing capital in 2010 and may provide significant growth beyond

Valued Added Strategic Partnership

- Overture Re is a focused new reinsurer uniting Jefferson National Life ("JNL") and Overture Capital Corp. ("OCC")
- JNL brings a successful and experienced management team with what it believes is an innovative business platform
- OCC brings up to $150 million of new capital, domicile advantages and accomplished board of directors
- Combination leverages JNL platform to position Overture Re as small to mid-sized reinsurer of choice
- Overture Re gains immediate scale through reinsurance of $890 million of JNL's annuity blocks and ongoing new business

Compelling Investor Opportunity

- Current market valuations offer potential for higher cyclical returns
- Scale of opportunity and competitive differentiation should deliver revenue and earnings growth
- Efficient platform and business model should contribute to attractive margins
- Projected growth in book value should drive favorable returns to OCC investors

Historic industry opportunity

Demographic and workplace trends driving life insurance growth

- Trends among aging and increasingly wealthy population driving long-term demand for variable and fixed annuity products
- Consumer need for retirement products increases as employers reduce retirement benefits, as evidenced in shift to defined contribution plans

Participation by Plan Type (Private-Sector, Active-Worker Participants)


60%
50%
40%
30%
20%
10%
–
42%
41%
17%
26%
56%
18%
1992
2004
Defined Benefit
Defined Contribution
Both

Source: Employee Benefit Research Institute.

OVERTURE
CAPITAL CORPORATION

Annuities comprise a significant share of the life insurance market



US & Canadian insurance premiums
($ in billions)
$700
$600
$500
$400
$300
$200
$100
-
$454
$622
$232
$313
1998
2007
Insurance Premiums
Individual & Group Annuity Premiums

Source: AM Best

- Fixed and variable annuity sales were more than $300 billion in 2007.
- Life insurers' share of retirement market should continue to grow due to innovations in annuity product and improvements in risk management.
- Development of variable annuity guarantees has appealed to consumer demand for value.
- For fixed annuities, the recovering marketplace should further expand demand.

...But growth in life insurance is outpacing capital

Global life insurance business volume and capital (USD bn)


1,600
1,400
1,200
1,000
800
600
400
200
0
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2003
2004
2005
2006
2007
2008
Premiums written
Shareholders' equity
Solvency (risk capital/premiums, right-hand scale)

Source: Factset. Sigma.

- Many insurers are now facing severe capital constraints
- Insurers are continuing sales efforts to preserve market share
- Insurers sales growth therefore creates the need for greater reinsurance capacity

Insurers equity shortfall creates opportunity to acquire policy blocks at attractive prices…

Smaller insurers underserved by consolidated reinsurance industry

Market concentration


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15.2%
84.8%
48.0%
52.0%
Reinsurance premiums
VA Assets
Top 5 market share
Rest of industry

Source: VARDS, March 2008 and Fitch Ratings 2009–2010 Global Reinsurance Review & Outlook.

- The 5 largest reinsurers control approximately 85% of the life reinsurance market (up from 60% in 2000)
- Scale forces the largest life reinsurers to focus on the largest global insurance companies
- Smaller insurers are therefore left underserved by the larger reinsurers despite the fact that they control a large part of the annuity marketplace
- All insurers are now more cautious on reinsurance counterparty risks, creating need and opportunity for new entrants

Overture Re will position itself as the reinsurer of choice for smaller insurance companies…

Overture Re exploits powerful industry dynamics


Demographics driving long term growth in life insurance
Demand for and utilization of life reinsurance is increasing
Overture Re
Small life insurers underserved by large reinsurers

Indicative pipeline of currently available reinsurance opportunities

- Overture Re will target IRRs in excess of 20% on new blocks of business that meet investment requirements of 20 year cash flow projections, strong capital levels and attractive spread (net of asset management fees) earned on invested assets.

Description	Composition	Size	Administration Conversion
Primary carrier w/ block for sale	Inforce equity indexed annuity	$1,500M	?
Bank owned life insurance company (100% co-insurance)	50% inforce & 50% new business fixed annuities	$400M	✓
Fraternal insurance company (100% co-insurance)	Inforce fixed annuities	$250M	✓
Primary insurer	Inforce & new business fixed annuity	$200M	?
Primary insurer w/ seasoned block	Inforce 50/50 split of variable and fixed annuity	$101M	✓
B-rated primary company (100% co-insurance)	Inforce fixed annuities	$50M	✓
A-rated primary company (100% co-insurance)	Inforce fixed annuities	$50M	✓
Primary insurer	Inforce 5 year fixed annuities	$50M	?
A-rated primary company (100% co-insurance)	Inforce Par and UL block	$15M	✓
A-rated Primary company (100% co-insurance)	Inforce Par and UL block	$10M	✓

Source: JNL transaction activity surveys

Value added strategic partnership

OVERTURE
CAPITAL CORPORATION

Overture Re benefits from powerful DNA & building blocks



Overture Re
Up to $150 million capital infusion
Overture Capital
75.5%
24.5%
Public shareholders
Jefferson National Life
Asset Management
Asset management
Policy Admin
Servicing
Insurance Carrier
Reinsure JNL blocks

- Up to $150 million from Overture Capital to quickly capitalize on opportunity
- Sponsorship and strategic support from JNL through 24.5% equity investment
- Operational capabilities, market knowledge and technology platform from JNL
- Immediate accretive use of capital in 2 annuity blocks from JNL to build the foundation to drive new business
- Innovative, experienced and successful management and board from OCC and JNL

OVERTURE
CAPITAL CORPORATION

Overture leverages proven JNL capabilities

Jefferson National


Ready for a way to rescue your clients' high-priced VAs?
Or accumulate more wealth through the power of tax-deferral?
Drivers, start our engine.
FEE

Strong Operating History	■ Founded in 1937, licensed in 49 states and run by current management since 2003 ■ Currently offers fixed and variable annuity products through multiple distribution channels ■ Successfully acquired blocks of policies at what management believes were attractive prices and corresponding yields
Experienced Asset Management	■ Strong asset management team with broad fixed income record ■ Additional specialization in RMBS and other distressed assets ■ Currently manages JNL's balance sheet with ~$ 2 billion in assets ■ Risk assessment and management infrastructure in place
Innovative Policy Administration Platform	■ Efficient, low-cost and scalable policy administration platform ■ Innovative, proprietary and internally developed ■ Proven conversion advantages for acquired blocks of life insurance policies

OVERTURE
CAPITAL CORPORATION

Overture Re benefits from JNL policy admin platform

Management believes scalable, low-cost technology platform enables electronic issuance and administration of policies.

- Currently manages 48,000 variable and fixed policies with 15 policy processing and customer service employees (>3,000 policies / employee)
- Approximately 80% of JNL's customer service transactions are handled electronically
  - Delivers significant cost advantages
  - Minimal variable costs ensures strong operating margins
- Track record of policy administration conversion with substantial cost benefits

Policy Processing Comparison
(excludes overhead, IT development, and policy pass thru expenses)



New account opening ($ / policy)
$200
$150
$100
$50
-
$70
$161
$93
$182
Fixed Annuities
Variable Annuities
JNL
Median companies
Ongoing policy processing ($ / policy)
$50
$40
$30
$20
$10
-
$18
$25
$42
$43
Fixed Annuities
Variable Annuities
JNL
Median companies

Source: Annuity Contract Expense Benchmarking Study, Deloitte, 2008.

JNL's scalable platform passes value through to its customers and to Overture Re

OVERTURE
CAPITAL CORPORATION

Immediate reinsurance of JNL policy blocks creates a virtuous circle


Overture Re provides capital to JNL via reinsurance
Reinsurance partnership allows JNL to increase scale and originations
Immediately profitable utilization of Overture Re's capital base
Increased capital generation through retained earnings

- Overture Re will immediately deploy a portion of its capital by reinsuring blocks of annuity policies from JNL
  - Total reserves of almost $900 million ($390 million fixed annuity, $500 million variable annuity)
  - Option to reinsure JNL's ongoing new business volume
- Overture Re gains significant earnings power from the outset while it looks to optimize the remainder of its capital
- Overture Re will benefit from JNL's ability to increase originations of a highly profitable product

Compelling investor opportunity

Overture Re will match low cost, long term liabilities with higher yielding, long term assets

Assets:
- High quality fixed income securities complemented by investments with more limited liquidity
- Maturities greater than five years
- Individual asset yields targeted at 6-10%

Liabilities:
- Fixed annuities and life contracts with maturities greater than five years
- Implied costs of capital targeted below 3-4%

Capitalization:
- Targeted Risk Based Capital ratios above 300%
- Targeted invested asset leverage 7-9x shareholder's equity

Marginal ROE

		Asset yields		
		6.0%	8.0%	10.0%
Liability Rate	3.0%	12.0%	18.0%	24.0%
	4.0%	10.0%	16.0%	22.0%
	5.0%	8.0%	14.0%	20.0%

ROE = ((Asset yield) – (1-Equity Contribution)* Liability Rate) / Equity Contribution.

Key assumptions supporting management's current financial projections

- Initial capital: Up to $150mm, subject to transaction fees and possible redemptions
- No additional capital raises or exercise of warrants assumed
- Overture Re reinsures block controlled by JNL at January 1, 2010
- Overture Re pays a ceding commission to JNL of $21.5 mm
- Overture Re acquires a $56 million block of fixed annuities in 2010 for $3 million ceding commission
- Additional reinsurance pipeline assumes acquisition of fixed annuity blocks totaling approximately $400 mm annually and reinsurance of a portion of JNL's ongoing variable annuity originations
  - Targeted spread of 250 bps on invested assets
- Administrative fees paid to JNL of $35 per fixed annuity policy and $70 per variable annuity policy, which management believes is consistent with market costs and JNL's fully loaded costs
- Marketing allowance of $1,500 per originated policy, which management believes is consistent with market costs and JNL's fully loaded costs
- Founders' interests aligned with shareholders of Overture Capital Corp. via cancellation of 100% of founders' 3.75 million shares in exchange for restricted stock subject to share price hurdles
  - Founders receive 2.8125 million restricted shares, vesting one-third at each of $12.00, $16.00 and $20.00 share price

OVERTURE
CAPITAL CORPORATION

Projected unaudited pro forma balance sheet – management's estimates

($ in millions)

	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
ASSETS						
Total investments	$498.3	$888.9	$1,278.3	$1,679.4	$2,093.5	$2,520.2
Accrued interest receivable	–	8.8	12.4	16.1	19.8	23.5
Reinsurance recoverable	–	–	–	–	–	–
Ceding commission	21.5	21.3	18.5	16.0	13.7	11.7
Other assets	–	–	–	–	–	–
Total assets	**519.8**	**919.0**	**1,309.2**	**1,711.5**	**2,127.0**	**2,555.4**
LIABILITIES						
Policy and contract reserves (JNL)	376.2	312.3	286.3	262.0	239.3	218.7
Policy and contract reserves (other)	–	450.6	846.3	1,242.2	1,638.3	2,034.5
Reinsurance payable	–	–	–	–	–	–
Notes and interest payable	–	–	–	–	–	–
Other liabilities	–	–	–	–	–	–
Total liabilities	**376.2**	**762.9**	**1,132.6**	**1,504.3**	**1,877.6**	**2,253.2**
Shareholders' equity	**143.6**	**156.1**	**176.6**	**207.3**	**249.4**	**302.2**
Total liabilities and shareholders' equity	**$519.8**	**$919.0**	**$1,309.2**	**$1,711.5**	**$2,127.0**	**$2,555.4**
Memo: Separate account assets & liabilities (1)	**$488.8**	**$549.5**	**$715.6**	**$955.1**	**$1,287.0**	**$1,826.0**

Please refer to slide 23 for assumptions underlying financial projections.

(1) Separate account assets and liabilities shown for illustrative purposes only and excluded from totals. Overture Re will reinsure earnings stream associated with Separate Accounts via modified co-insurance transaction with JNL, hence, separate account assets and liabilities will not appear on Overture Re's GAAP balance sheet.

OVERTURE
CAPITAL CORPORATION

Projected unaudited pro forma income statement – management's estimates

($ in millions)

	2010	2011	2012	2013	2014
Revenues					
Variable Annuity Revenues	$5.3	$5.7	$6.6	$7.8	$9.7
Fixed Annuity Revenues	11.6	20.9	30.9	41.9	52.9
Investment income	8.0	8.7	9.9	11.6	14.0
Other income	–	–	–	–	–
Total revenues	**24.9**	**35.3**	**47.3**	**61.2**	**76.6**
Benefits and expenses					
Operating expenses - admin & marketing allowance	2.7	4.7	6.4	8.8	13.4
Operating expenses - reinsurance	5.4	6.4	6.7	7.0	7.4
Amortization of ceding commission	3.2	2.9	2.5	2.3	2.1
Other	1.1	1.0	1.0	0.9	0.9
Total expenses	**12.4**	**14.9**	**16.6**	**19.1**	**23.8**
Operating income	**$12.5**	**$20.4**	**$30.7**	**$42.1**	**$52.8**
Tax	–	–	–	–	–
Net income	**$12.5**	**$20.4**	**$30.7**	**$42.1**	**$52.8**

Please refer to slide 23 for assumptions underlying financial projections.

OVERTURE
CAPITAL CORPORATION

Financial projection highlights – management's estimates

Book value per share (1)


$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$9.57
$10.41
$11.77
$13.01
$15.65
$17.91
2009
2010
2011
2012
2013
2014

Earnings per share (2)


$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.84
$1.25
$1.55
$1.94
$2.11
2010
2011
2012
2013
2014

Return on equity (3)


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.4%
12.3%
16.0%
18.5%
19.1%
2010
2011
2012
2013
2014

Please refer to slide 23 for assumptions underlying financial projections.

(1) Book value per share calculated as shareholder's equity divided by common shares outstanding. Founders shares included in share count based on vesting schedule assuming share price equal to 1.00x book value. Warrants and employee incentive plan excluded fro calculations.

(2) Founders shares included in share count based on vesting schedule assuming share price equal to 1.00x book value. Warrants included in EPS based on treasury stock method assuming share price equal to 1.00x book value. Employee incentive plan excluded from calculations.

(3) Return on equity calculated as net income for the year divided by the average of beginning and ending shareholders' equity.

Potential investor returns – management's current estimates

($ in millions, except per share data)

NLX transaction structure	
Share price [1]	$9.96
Diluted shares outstanding [2]	15.0
Fully diluted equity value	**$149.4**
Cash in trust [3]	$150.5
Less: Estimated transaction & other expenses	6.9
Initial book value	**$143.6**
Initial book value per share	$9.57
Assumed price to initial book value per share	**1.04x**

Valuation (price / book)	Implied Price / 2014E Earnings	Implied stock price in 2014
1.00x	8.5x	$17.91
1.25	11.1	21.21
1.50	13.9	25.45
1.75	16.9	29.69
2.00	19.9	33.93

Please refer to slide 23 for assumptions underlying financial projections.

Peer group[4] historical price to book per share valuations


2.5x
2.0x
1.5x
1.0x
0.5x
–
1.5x
1.4x
1.1x
12/3/2004
6/3/2005
12/3/2005
6/3/2006
12/3/2006
6/3/2007
12/3/2007
6/3/2008
12/3/2008
6/3/2009
12/3/2009
Peer group avg.
5yr avg.
3yr avg.
1yr avg.

Source: Factset and SNL Financial.

(1) Stock price as of December 9, 2009.

(2) Shares outstanding assumes retirement of 100% of sponsors shares in exchange for restricted shares vesting at various stock prices. Assumes current warrants outstanding exchanged for new warrants with $11.00 strike price.

(3) As of September 30, 2009.

(4) Peer group includes: GLRE, ESGR and RGA. GLRE included following IPO in January 2007. ESGR included following listing on NASDAQ in March 2007.

Conclusion

Summary of investment opportunity

- Value added strategic partnership
- Compelling investor opportunity
- Historic industry opportunity

OVERTURE
CAPITAL CORPORATION

Questions